                                   INTRUST FUNDS TRUST
                                   STOCK FUND
                                   EXHIBIT 16
                                   TOTAL RETURN

                                   DATE AS OF: 10/31/97




AGGREGATE TOTAL RETURN
--------------------------------

T = (ERV/P) - 1

WHERE:              T =   TOTAL RETURN

                    ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD
                          OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT
                          THE BEGINNING OF THE PERIOD.

                    P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

     SINCE INCEPTION:   (  01/21/97 TO      10/31/97 ):
                        (  1,131.00 /1,000) - 1 =               13.10%
     YEAR TO DATE:      (  01/21/97 TO      10/31/97 ):
                        (  1,131.00 /1,000) - 1 =               13.10%
     QUARTERLY:         (  07/31/97 TO      10/31/97 ):
                        (   957.66  /1,000) - 1 =               -4.23%
     MONTHLY:           (  09/30/97 TO      10/31/97 ):
                        (   947.24  /1,000) - 1 =               -5.28%

                          INTRUST FUNDS TRUST
                          INTERNATIONAL STOCK FUND
                          EXHIBIT 16
                          TOTAL RETURN

                          DATE AS OF:        10/31/97




AGGREGATE TOTAL RETURN
------------------------------------

T = (ERV/P) - 1

WHERE:              T =     TOTAL RETURN

                    ERV   = REDEEMABLE VALUE AT THE END OF THE PERIOD
                            OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT
                            THE BEGINNING OF THE PERIOD.

                    P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

     SINCE INCEPTION:   (   01/20/97 TO       10/31/97 ):
                        (   1,097.00 /1,000) - 1 =                  9.70%
     YEAR TO DATE:      (   01/20/97 TO       10/31/97 ):
                        (   1,097.00 /1,000) - 1 =                  9.70%
     QUARTERLY:         (   07/31/97 TO       10/31/97 ):
                        (   963.98   /1,000) - 1 =                 -3.60%
     MONTHLY:           (   09/30/97 TO       10/31/97 ):
                        (   947.33   /1,000) - 1 =                 -5.27%

                                INTRUST FUNDS TRUST
                                SHORT TERM BOND FUND
                                EXHIBIT 16
                                TOTAL RETURN

                                DATE AS OF:        10/31/97




AGGREGATE TOTAL RETURN
--------------------------------------

T = (ERV/P) - 1

WHERE:            T =     TOTAL RETURN

                  ERV   = REDEEMABLE VALUE AT THE END OF THE PERIOD
                          OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT
                          THE BEGINNING OF THE PERIOD.

                  P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

     SINCE INCEPTION:     (     01/21/97 TO        10/31/97 ):
                          (     1,051.26 /1,000) - 1 =                5.13%
     YEAR TO DATE:        (     01/21/97 TO        10/31/97 ):
                          (     1,051.26 /1,000) - 1 =                5.13%
     QUARTERLY:           (     07/31/97 TO        10/31/97 ):
                          (     1,014.03 /1,000) - 1 =                1.40%
     MONTHLY:             (     09/30/97 TO        10/31/97 ):
                          (     1,006.65 /1,000) - 1 =                0.67%

                         INTRUST FUNDS TRUST
                         INTERMEDIATE BOND FUND
                         EXHIBIT 16
                         TOTAL RETURN

                         DATE AS OF:       10/31/97



AGGREGATE TOTAL RETURN
------------------------------------------

T = (ERV/P) - 1

WHERE:            T =    TOTAL RETURN

                  ERV REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

     SINCE INCEPTION:    (    01/21/97  TO            10/31/97 ):
                         (    1,067.71  /1,000) - 1 =                 6.77%
     YEAR TO DATE:       (    01/21/97  TO            10/31/97 ):
                         (    1,067.71  /1,000) - 1 =                 6.77%
     QUARTERLY:          (    07/31/97  TO            10/31/97 ):
                         (    1,018.73  /1,000) - 1 =                 1.87%
     MONTHLY:            (    09/30/97  TO            10/31/97 ):
                         (    1,012.80  /1,000) - 1 =                 1.28%

                         INTRUST FUNDS TRUST
                         MONEY MARKET FUND
                         EXHIBIT 16
                         TOTAL RETURN

                         DATE AS OF:      10/31/97




AGGREGATE TOTAL RETURN
------------------------------------------------------

T = (ERV/P) - 1

WHERE:           T =     TOTAL RETURN

                 ERV   = REDEEMABLE VALUE AT THE END OF THE PERIOD
                         OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT
                         THE BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

     SINCE INCEPTION:    (  01/23/97  TO              10/31/97 ):
                         (  1,038.63  /1,000) - 1 =                    3.86%
     YEAR TO DATE:       (  01/23/97  TO              10/31/97 ):
                         (  1,038.63  /1,000) - 1 =                    3.86%
     QUARTERLY:          (  07/31/97  TO              10/31/97 ):
                         (  1,012.58  /1,000) - 1 =                    1.26%
     MONTHLY:            (  09/30/97  TO              10/31/97 ):
                         (  1,004.12  /1,000) - 1 =                    0.41%

                                      INTRUST FUNDS TRUST
                                      KANSAS TAX-EXEMPT BOND FUND
                                      EXHIBIT 16
                                      TOTAL RETURN

                                      DATE AS OF:    10/31/97


AGGREGATE TOTAL RETURN
-------------------------------

T = (ERV/P) - 1

WHERE:             T     =  TOTAL RETURN

                   ERV   =  REDEEMABLE  VALUE AT THE END OF THE PERIOD
                            OF A HYPOTHETICAL  $1,000  INVESTMENT MADE AT
                            THE BEGINNING OF THE PERIOD.

                   P     =  A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

     YEAR TO DATE:       (   12/TO/96            10/31/97
                         (   1,057./1,000) - 1 =                       5.79%
     QUARTERLY           (   07/TO/97            10/31/97
                         (   1,008./1,000) - 1 =                       0.82%
     MONTHLY             (   09/TO/97            10/31/97
                         (   1,005./1,000) - 1 =                       0.53%


AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:   0.00%
---------------------------

T = ((ERV/P) (1/N)) - 1

WHERE:            T     =  TOTAL RETURN

                  ERV   =  REDEEMABLE  VALUE AT THE END OF THE PERIOD
                           OF A HYPOTHETICAL  $1,000  INVESTMENT MADE AT
                           THE BEGINNING OF THE PERIOD.

                  P     =  A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                  N     =  NUMBER OF YEARS

EXAMPLE:

     SINCE INCEPTION:   (    12/TO/90           10/31/97
                        ((   1,572./1,000)    (1/(        2515 /365))-1) = 6.79%
     ONE YEAR           (    10/TO/96           10/31/97
                        ((   1,070./1,000)    (1/(         365 /365))-1) = 7.02%
     THREE YEAR         (    10/TO/94           10/31/97
                        ((   1,239./1,000)    (1/(        1095 /365))-1) = 7.41%
     FIVE YEAR          (    10/TO/92           10/31/97
                        ((   1,367./1,000)    (1/(        1825 /365))-1) = 6.46%

                      INTRUST FUNDS TRUST
                      EXHIBIT 16
                      INVESTOR SHARES
                      30-DAY S.E.C. YIELD CALCULATIONS
                      STOCK FUND


                                                            (a-b)
                                                  ------------------------
30-Day S.E.C. Yield Equation           2 *{[(               (cd)            +1) carat 6]-1}  =


WHERE   a =      Dividends and interest earned during the period

        b =      Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period


==============================================================================================


WITH MAXIMUM FEES
& NO REIMBURSEMENTS
                                 (        137,874.58  -      123,696.81  )
                                 -----------------------------------------
                 =      2 *{[(                                            +1) carat 6]-1} =    0.22%
                                 (     6,938,855.040  *           11.31  )


WITH 38 BASIS POINTS WAIVED
& 0 BASIS POINTS REIMBURSED
                                 (        137,874.58  -       98,097.73  )
                                 -----------------------------------------
                 =      2 *{[(                                            +1) carat 6]-1} =    0.61%
                                 (     6,938,855.040  *           11.31  )


The performance was computed based on the thirty day period ending October 31, 1997

                               INTRUST FUNDS TRUST
                               EXHIBIT 16
                               INVESTOR SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               SHORT-TERM BOND FUND



                                                  (a-b)
                                             ----------------
30-Day S.E.C. Yield Equation      2 *{[(          (cd)           +1) 6]-1}  =


WHERE   a =      Dividends and interest earned during the period

        b =      Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period


==============================================================================


WITH MAXIMUM FEES
& NO REIMBURSEMENTS
                         (   288,789.24  -    57,998.65  )
                         ---------------------------------
            =     2 *{[(                                  +1) 6]-1} =    5.03%
                         (   5,521,814.217  *     10.08  )


WITH 46 BASIS POINTS WAIVED
& 0 BASIS POINTS REIMBURSED
                              (   288,789.24  -  36,985.)0
                              ------------------------------
                 =     2 *{[(                             +1) 6]-1} =    5.49%
                              (5,521,814.217  *     10.)8


The performance was computed based on the thirty day period ending October 31, 1997

                               INTRUST FUNDS TRUST
                               EXHIBIT 16
                               INVESTOR SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               INTERMEDIATE BOND FUND



                                                            (a-b)
                                                  ------------------------
30-Day S.E.C. Yield Equation           2 *{[(               (cd)           +1) 6]-1}  =


WHERE   a =      Dividends and interest earned during the period

        b =      Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period


==============================================================================================


WITH MAXIMUM FEES
& NO REIMBURSEMENTS
                             (      249,722.79   -   45,705.95
                             ----------------------------------
                 =     2 *{[(                                  +1) 6]-1} =      5.46%
                             (    4,438,970.618  *       10.21


WITH 36 BASIS POINTS WAIVED
& 0 BASIS POINTS REIMBURSED
                             (      249,722.79   -   32,381.)7
                             ----------------------------------
                 =     2 *{[(                                  +1) 6]-1} =      5.82%
                             (    4,438,970.618  *       10.21


The performance was computed based on the thirty day period ending October 31, 1997

                               INTRUST FUNDS TRUST
                               EXHIBIT 16
                               INVESTOR SHARES
                               30-DAY S.E.C. YIELD CALCULATIONS
                               KANSAS TAX-EXEMPT BOND FUND



                                                            (a-b)
                                                  ------------------------
30-Day S.E.C. Yield Equation           2 *{[(               (cd)           +1) 6]-1}  =


WHERE   a =      Dividends and interest earned during the period

        b =      Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period


==============================================================================================


WITH MAXIMUM FEES
& NO REIMBURSEMENTS
                             (       409,735.16  -   70,669.75 )
                             ----------------------------------
                 =       2*{[(                                   +1) 6]-1} =    3.97%
                             (    9,624,543.035  *       10.73 )


WITH 50 BASIS POINTS WAIVED
& 3 BASIS POINTS REIMBURSED
                             (       409,735.16  -   17,883.66 )
                             ----------------------------------
                 =       2*{[(                                   +1) 6]-1} =    4.60%
                             (    9,624,543.035  *       10.73 )


The performance was computed based on the thirty day period ending October 31, 1997